UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2025

MSP Recovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39445 (Commission File Number)	84-4117825 (I.R.S. Employer Identification No.)

3150 SW 38th Avenue Suite 1100 Miami, Florida		33146
(Address of principal executive offices)		(Zip Code)

(305) 614-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	MSPR	Nasdaq Capital Market

Redeemable warrants, each lot of 625 warrants exercisable for one share of Class A common stock at an exercise price of $7,187.50 per share	MSPRW	Nasdaq Capital Market

Redeemable warrants, each lot of 625 warrants exercisable for one share of Class A common stock at an exercise price of $0.0625 per share	MSPRZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2025, MSP Recovery, Inc. (the “Company”) held a Special Meeting of its Stockholders (the “Special Meeting”) pursuant to the Proxy Statement filed with the Securities and Exchange Commission on July 24, 2025 (“Proxy Statement”) and mailed on or about July 24, 2025 to the Company’s stockholders of record at the close of business on July 11, 2025 (the “Record Date”).

Stockholders holding 6,875,550 shares of the Company’s Common Stock (approximately 74.74%) were present at the Special Meeting virtually or by proxy. Each such stockholder was entitled to one vote for each share of common stock held by such stockholder on the Record Date, and the holders of the Company’s common stock voted together for the election of directors and the other proposals presented to them at the Special Meeting.

As more fully described in the Proxy Statement, the following matters were submitted to the Company’s stockholders at the Special Meeting: (i) to approve an amendment to our Second Amended and Restated Certificate of Incorporation (the “Charter”) effecting a reverse stock split of our common stock at a ratio between 1-for-2 and 1-for-7, which reverse stock split ratios will be chosen at the discretion of our Board of Directors, and the remainder of which reverse stock split ratios will be abandoned; and (ii) to approve, for the purpose of compliance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A Common Stock, par value $0.0001 per share, to Virage Recovery Master LP upon exercise of the VRM Warrants (as defined in the Proxy Statement).

See “GENERAL INFORMATION” in the Proxy Statement for the standards applicable in the Special Meeting.

Results of the two proposals:

Proposal No. 1: Stockholders approved an amendment to our Charter effecting a reverse stock split of our common stock at a ratio between 1-for-2 and 1-for-7, which reverse stock split ratios will be chosen at the discretion of our Board of Directors, and the remainder of which reverse stock split ratios will be abandoned:

For	Against	Abstain	Broker Non Vote
6,640,800	231,939	2,811	0

Proposal No. 2: Stockholders approved, for the purpose of compliance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A Common Stock, par value $0.0001 per share, to Virage Recovery Master LP upon exercise of the VRM Warrants (as defined in the Proxy Statement):

For	Against	Abstain	Broker Non Vote
5,082,916	143,965	4,810	1,643,859

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).
(di)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP RECOVERY, INC.
Dated: August 18, 2025

	By:	/s/ Alexandra Plasencia
	Name:	Alexandra Plasencia
	Title:	General Counsel